Exhibit 10.3

Third Amendment to the Nitric Acid Supply, Operating and Maintenance

Agreement by and among El Dorado Nitrogen, L.P. El Dorado Chemical Company and Bayer MaterialScience LLC

(“Third Amendment”)

This Third Amendment dated as of this 25th day of June, 2013 and having an effective date of July 1, 2014 (“Effective Date”), modifies and amends the above-mentioned Nitric Acid Supply, Operating and Maintenance Agreement, by and between Bayer MaterialScience LLC, a Delaware limited liability company (hereinafter referred to as “BMS”), El Dorado Nitrogen, L.P., a Texas limited partnership (hereinafter referred to as “EDNLP”) and El Dorado Chemical Company, an Oklahoma corporation (hereinafter referred to as “El Dorado”).

RECITALS

WHEREAS, EDNLP, El Dorado and BMS are parties to that certain Nitric Acid Supply, Operating and Maintenance Agreement, having an effective date of October 23, 2008 and amended by the First Amendment effective July 1, 2009 and the Second Amendment dated June 16, 2010 (as amended, the “Agreement”), and

WHEREAS, the parties desire to and have agreed to amend the Agreement,

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, and intending to be legally bound, the parties agree as follows:

AGREEMENT

1.	Definitions. Capitalized terms used herein not otherwise defined herein shall have the meaning specified in the Agreement.

2.	Section 1.31, Egress Fee. Delete Section 1.31, Egress Fee in its entirety and replace with the following:

“Egress Fee—The throughput charge of *** per ton of Surplus Nitric Acid (one hundred percent assay basis) shipped from the Nitric Acid Facility pursuant to Section 5.2 hereof.”

3.	Section 1.39, Expiration Termination Fee. Delete Section 1.39, Expiration Termination Fee in its entirety and replace with the following:

“Expiration Termination Fee – Shall mean ***.”

4.	Section 1.62, Operating Fee Monthly Charge. Delete Section 1.62, Operating Fee Monthly Charge in its entirety and replace with the following:

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

“Base Operating Fee Monthly Charge—Shall mean a fixed fee of *** per year divided by 12. The Base Operating Fee Monthly Charge is subject to adjustment upon mutual written agreement after the Initial Term and upon the expiration of each subsequent Renewal Term. The Base Operating Fee Monthly Charge may be increased if the criteria defined in Base Operating Fee Monthly Charge Adjustments are met.”

5.	Section 1.62(A), Base Operating Fee Monthly Charge Adjustments. Add Section 1.62(A), Base Operating Fee Monthly Charge Adjustments after Section 1.62, Base Operating Fee Monthly Charge as follows:

“Base Operating Fee Monthly Charge Adjustments—During the first Renewal Term only, and based on each twelve month period from July1 through June 30, the Base Operating Fee Monthly Charge may be adjusted based on the following performance criteria:

***

6.	Section 1.70, Renewal Term. Delete Section 1.70, Renewal Term in its entirety and replace with the following:

“Renewal Term—The renewal term of this Agreement subsequent to the Initial Term shall be seven (7) years in duration unless sooner terminated as provided hereunder.”

7.	Section 4.1(D), Base Operating Fee Monthly Charge. Delete Section 4.1(D) Operating Fee Monthly Charge in its entirety and replace with the following:

“Base Operating Fee Monthly Charge—Within thirty (30) days of the conclusion of each calendar month during each Operating Period, BMS shall also pay to EDNLP the Operating Fee Monthly Charge in respect of the preceding calendar month. ***evaluate whether any Base Operating Fee Monthly Charge Adjustments have been earned by EDNLP. ***.”

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

8.	Section 4.2 (C) Electricity. The maximum consumption rate is increased from 65,000 KWH per day to 80,000 KWH per day.

9.	Section 5.1(A)(i). Delete Section 5.1(A)(i) in its entirety and replace with the following:

“5.1 Reimbursement and Rebate –

(A)	In addition to the various reimbursement payments due to BMS, in any Operating Period, EDNLP shall reimburse BMS for ***. Reimbursement payments due under this Section 5.1(A) shall be made by EDNLP, on an estimated basis within 30 days of the end of each calendar month and on an actual basis through a final reconciliation within forty-five (45) days of the end of the relevant Operating Period as provided below:

(i)	Monthly – The monthly reimbursement payment shall be calculated in accordance with the following formula:

***

10.	Section 5.1(B)(i). Delete Section 5.1(B)(i) in its entirety and replace with the following:

“5.1 Reimbursement and Rebate –

(B)	In addition to the various reimbursement payments due to BMS, in any Operating Period, EDNLP shall pay to BMS ***. Reimbursement payments due under this Section 5.1(B) shall be made by EDNLP, on an estimated basis within 30 days of the end of each calendar month and on an actual basis through a final reconciliation within forty-five (45) days of the end of the relevant Operating Period as provided below:

(i)	Monthly – The monthly reimbursement payment shall be calculated in accordance with the following formula:

***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

11.	Section 5.1(B)(ii). Delete the third paragraph of Section 5.1(B)(ii) in its entirety and replace with the following:

“Notwithstanding the foregoing, the rebate payments due BMS under this Section 5.1(B) shall not result in EDNLP’s retention of less than *** per short ton *** from such Surplus Nitric Acid sales; provided, however, that in the event that the Net Sales Price less the reimbursement made under Section 5.1(A), that amount divided by the total tons of Surplus Nitric Acid sold to third parties, is less than *** per short ton of Surplus Nitric Acid, EDNLP will not retain more than the Net Sales Price less the reimbursement made under Section 5.1(A).”

12.	Section 9.1(G), Nitric Acid Facility Capacity. Delete Section 9.1(G), Nitric Acid Facility Capacity in its entirety and replace with the following:

“Nitric Acid Facility Capacity—EDNLP shall use reasonable efforts to operate and maintain the Nitric Acid Facility to have a production capacity of *** short tons of Nitric Acid per year, 100% acid basis.”

13.	Section 10.1, Supply by BMS. Delete the first sentence of Section 10.1 in its entirety and replace with the following:

“BMS shall supply to EDNLP at the Battery Limits of the Nitric Acid Facility the Ammonia required for EDNLP’s use in manufacturing Nitric Acid and supplying Aqua Ammonia to BMS; provided, however, that BMS shall not be obligated to supply EDNLP with more than one hundred fifteen percent (115%) of the monthly Nitric Acid Facility Capacity.”

14.	Section 11.1, Provision of Utilities. Delete the second sentence of Section 11.1, Provision of Utilities in its entirety and replace with the following:

“EDNLP warrants that the quantities provided in Schedule 1 are a good faith estimate of the quantities of Utilities it will consume at an annual production rate of *** short tons of Nitric Acid per year.”

15.	Section 22.2, Renewals. Delete Section 22.2, Renewals in its entirety and replace with the following:

“Renewals—The Term of this Agreement shall be automatically renewed for five (5) successive Renewal Terms each consisting of seven (7) years unless either BMS or EDNLP has given the other party written notice of its intention not to renew the Term of this Agreement not less than fifteen (15) months before the expiration of the Initial Term or the current Renewal Term, or any subsequent Renewal Term as the case may be. If either party gives such notice, then not more than ninety (90) days nor less than sixty (60) days before the end of the Term, BMS shall pay to EDNLP ***.”

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

16.	Section 27, Payments. Delete the first sentence in Section 27, Payments in its entirety and replace with the following:

“All amounts payable hereunder shall be paid in lawful money of the United Stated on a net thirty (30) day basis, with interest to accrue thereafter at a rate equal to the prime rate charged by Citibank, N.A.”

17.	Exhibit A, Site Data, Section 1.5, Nameplate Capacity. Delete Section 1.5, Nameplate Capacity in Exhibit A, Site Data, in its entirety and replace with the following:

“Nameplate Capacity

The Nitric Acid Facility has a nameplate capacity of *** short tons (100% basis) per year.”

18.	Schedule 3, EDNLP Net Book Value. Delete Schedule 3, EDNLP Net Book Value in its entirety and replace with the Schedule 3, EDNLP Net Book Value which is attached hereto and incorporated herein.

19.	Schedule 7. Delete Schedule 7 in its entirety and replace with the Schedule 7 which is attached hereto and incorporated herein.

20.	No Other Changes. Subject to the changes immediately above, all other provision of the Agreement remain in full force and effect without modification.

21.	Representations and Warranties. BMS hereby represents and warrants to EDNLP, and EDNLP represents and warrants to BMS as follows:

(a)	this Third Amendment has been duly and validly authorized, executed and delivered by such party and constitutes the legal, valid and binding obligations of each such party enforceable against it in accordance with their respective terms; and

(b)	the execution, delivery and performance of this Third Amendment by such party will not:

(i)	violate or conflict with its charter or bylaws;

(ii)	breach or result in a default (or an event which, with the giving of notice or the passage of time, or both, would constitute a default) under, require any consent under, result in the imposition of any lien under or give to others any rights or termination, acceleration, suspension, revocation, cancellation or amendment of any agreement to which it is a party;

(iii)	breach or otherwise violate any order, writ, judgment, injunction or decree issued by any governmental person or entity which names such party or is directed to such party or any of its respective properties or assets;

(iv)	violate any Laws; or

(v)	require any consent, authorization, approval, exemption or other action by, or any filing, registration or qualification with, any governmental

(vi)	person or entity other than those which have been made or obtained prior to the date hereof.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

22.	Counterparts; Telefacsimile Execution. This Third Amendment may be executed in any number of counterparts, and by each of the parties on separate counterparts, each of which, when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument. Delivery of an executed counterpart of this Third Amendment by electronic scan or telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Third Amendment. Any party delivering an executed counterpart of this Third Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Third Amendment.

In witness whereof, the parties hereto have executed this Third Amendment to the Nitric Acid Supply, Operating and Maintenance Agreement effective the date stated above.

Bayer MaterialScience LLC		El Dorado Nitrogen, L.P.

By:	/s/ Demetri Zervoudil	By:	/s/ Anne O. Rendon
Name:	Demetri Zervoudil	Name:	Anne O. Rendon
Title:	SVP NAFTA PROCUREMENT	Title:	President of the General Partner of El Dorado Nitrogen, L.P., El Dorado Acid LLC

El Dorado Chemical Company

By:	/s/ Tony M. Shelby
Name:	Tony M. Shelby
Title:	Vice President

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Schedule 3

EDNLP Net Book Value

***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Schedule 3

EDNLP Net Book Value

***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Schedule 3

EDNLP Net Book Value

***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.